Exhibit 99.1

Brightcove Enters into Definitive Agreement to be Acquired

by Bending Spoons for $233 Million

Brightcove Stockholders to Receive $4.45 Per Share in Cash

Bending Spoons enters the enterprise SaaS market and will draw on its technology expertise to further strengthen Brightcove and bring its cutting-edge platform to new heights

Boston, MA – November 25, 2024 Brightcove Inc. (NASDAQ: BCOV), the world’s most trusted streaming technology company, today announced that it has entered into a definitive agreement to be acquired by Bending Spoons, in an all-cash transaction valued at approximately $233 million. Under the terms of the agreement, Brightcove shareholders will receive $4.45 per share in cash for each share of Brightcove common stock that they own. The per share purchase price represents a 90% premium over Brightcove’s 60-day volume weighted average share price as of the close on November 22, 2024.

“We are pleased to have entered into this definitive agreement with Bending Spoons, which represents the culmination of a comprehensive strategic review process led by our Board of Directors and with the support of our management team and advisors,” said Diane Hessan, Chairman of Brightcove’s Board of Directors. “As the Board considered the long-term path for Brightcove, we unanimously determined that this transaction represents the best opportunity to maximize the value of the business and deliver compelling, certain, and immediate cash value to our stockholders.”

Marc DeBevoise, Brightcove’s Chief Executive Officer and Board Director, said, “Brightcove is a storied and successful enterprise SaaS leader with 20 years of history, 12 of them as a public company. We have been a pioneer and innovator in the streaming market, from the early days of video player technologies to the leading video-powered engagement platform we are today. Today’s announcement will enable Brightcove to leverage the technology and market expertise of Bending Spoons and best position Brightcove to continue to thrive in the streaming and engagement technology market.”

Luca Ferrari, Bending Spoons CEO and co-founder, said, “We’re delighted to welcome Brightcove into the Bending Spoons portfolio. Brightcove is a trusted and respected name in the streaming technology space, and we look forward to serving its large global customer base. When Bending Spoons acquires a business, we do so with the intention of owning and operating it indefinitely. With this in mind, we’re excited about building on the strong work of the current team, and ensuring Brightcove thrives for many years to come.”

Transaction Details

The transaction, which was unanimously approved by Brightcove’s Board of Directors, is expected to close in the first half of 2025, subject to customary closing conditions and approvals, including approval by Brightcove’s stockholders, and the receipt of required regulatory approvals.

Upon the completion of the transaction, Brightcove will become a privately held company and its common stock will no longer be listed on any public stock exchange.

Advisors

Lazard is serving as exclusive financial advisor to Brightcove, and Goodwin Procter LLP is serving as Brightcove’s legal advisor.

Latham & Watkins LLP is serving as legal advisor to Bending Spoons, and EY Advisory SpA provided financial and tax due diligence services. JP Morgan and Wells Fargo served as the M&A advisors to Bending Spoons.

About Brightcove

Brightcove creates the world’s most reliable, scalable, and secure streaming technology solutions to build a greater connection between companies and their audiences, no matter where they are or on which devices they consume content. In more than 60 countries, Brightcove’s intelligent video platform enables businesses to sell to customers more effectively, media leaders to stream and monetize content more reliably, and every organization to communicate with team members more powerfully. With two Technology and Engineering Emmy® Awards for innovation, uptime that consistently leads the industry, and unmatched scalability, we continuously push the boundaries of what video can do. Follow Brightcove on LinkedIn, X, Facebook, Instagram, Threads, and YouTube. Visit Brightcove.com.

About Bending Spoons

Bending Spoons has served a billion people across the globe through its suite of digital technology products; including Evernote, Issuu, Meetup, Remini, StreamYard, Splice, and WeTransfer. Its products are currently used by more than 200 million people each month.

For more information, visit bendingspoons.com

Bending Spoons logos: https://we.tl/t-VJTJEkg41a

Additional Information and Where to Find It

In connection with the proposed transaction by and among Brightcove Inc., a Delaware Corporation (the “Company”), Bending Spoons US Inc., a Delaware Corporation (“Parent”), and Bending Spoons S.p.A, an Italian società per azioni (“Guarantor”), and Blossom Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), the Company intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”), the definitive version of which will be sent or provided to Company stockholders, in connection with a special meeting of the Company’s stockholders for purposes of obtaining, stockholder approval of the proposed transaction. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s investor relations website at investor.brightcove.com or by contacting the Company’s investor relations department at the following: InvestorRelations@brightcove.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Company’s proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on March 29, 2024, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 22, 2024, and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q, and will be included in the Proxy Statement (when available). Company stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Company directors and executive officers in the proposed transaction, which may be different than those of Company stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, Parent, Merger Sub, and Guarantor all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,”

“might,” “potentially,” “estimate,” “continue,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the proposed transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the ability of the parties to consummate the proposed transaction in the anticipated time period or at all; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including the receipt of required regulatory approvals and the requisite approval of the Company’s stockholders; (iii) potential delays in consummation of the proposed transaction; (iv) risks associated with the disruption of management’s attention from ongoing business operations due to the pendency and announcement of the proposed transaction; (v) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (vi) the Company’s ability to implement its business strategy; (vii) significant transaction costs associated with the proposed transaction; (viii) the risk that Company’s stock price may decline significantly if the proposed transaction is not consummated; (ix) the nature, cost and outcome of any potential litigation relating to the proposed transaction; (x) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; (xi) the effects of the proposed transaction on relationships with employees, other business partners or governmental entities; (xii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xiii) legislative, regulatory and economic developments affecting the Company’s business; (xiv) general economic and market developments and conditions; (xv) the evolving legal, regulatory and tax regimes under which the Company operates; (xvi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance; (xvii) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (xviii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the Proxy Statement to be filed with the SEC in connection with the proposed transaction. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in the Company’s most recent annual and quarterly reports filed with the SEC and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time and available at

www.sec.gov. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, or liquidity. The forward-looking statements included herein are made only as of the date hereof. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Brightcove Investor Contact:

ICR for Brightcove

Brian Denyeau, 646-277-1251

brian.denyeau@icrinc.com

Brightcove Media Contact:

Brightcove

Sara Griggs, 929-888-4866

sgriggs@brightcove.com

Bending Spoons Media Contact:

Bending Spoons

Christy Keenan

ck@bendingspoons.com